EXHIBIT 99.1
j2 Global Reports 2006 Year End Results

Revenues of $181 million, EPS of $1.04, Modified EPS of $1.19,

Announces 2007 Earnings Guidance

LOS ANGELES—March 12, 2007—j2 Global Communications, Inc. [NASDAQ: JCOM], the leading provider of outsourced, value-added messaging and communications services, today reported financial results for the fourth quarter and year ended December 31, 2006.

ANNUAL RESULTS

For the fiscal year 2006, total revenues increased 26% to $181.1 million compared to $143.9 million in fiscal 2005.

Modified earnings grew to $60.9 million from $45.6 million for fiscal 2005, a 34% increase. Modified earnings are GAAP earnings with the following modifications: (i) elimination of stock-based compensation expense for 2006 and 2005; (ii) exclusion of charges for payroll tax and employee compensation liabilities in 2006 and 2005 associated with inadvertent measurement date errors in prior stock option grants; (iii) elimination for 2006 of approximately $1.7 million, net of tax, in general and administrative expense relating to conducting the stock option investigation and approximately $0.8 million, net of tax, in third party general and administrative expense principally to enhance internal controls related to the Company’s global tax structure; and (iv) exclusion of a $5.9 million, net of tax, gain on sale of an investment for fiscal 2005. GAAP earnings for 2006 were $53.1 million compared with $50.6 million for fiscal 2005.

Modified earnings per diluted share for 2006 increased to $1.19 from $0.89 in 2005. GAAP earnings per diluted share for 2006 were $1.04 compared to $0.99 in 2005.

The Company ended the year with approximately $191.6 million in cash and investments as compared to $144.5 million as of December 31, 2005.

Key financial results for fiscal year 2006 versus fiscal year 2005 are as follows:

	2006	2005
Revenues	$181.1 million	$143.9 million
Modified Earnings (1)	$60.9 million	$45.6 million
GAAP Earnings	$53.1 million	$50.6 million
Modified Earnings Per Share (1)	$1.19	$0.89
GAAP Earnings Per Share	$1.04	$0.99
Free Cash Flow (2)	$65.8 million	$55.4 million

(1)	See text above for definition of modified earnings. Reconciliation to the nearest GAAP measure is set forth in the attached financial tables.

(2)	Net cash provided by operating activities, less purchases of property and equipment. Reconciliation to the nearest GAAP measure is set forth in the attached financial tables.

“2006 was an exciting year for j2 Global,” said Hemi Zucker, co-president and chief operating officer of j2 Global. “We grew our net paying DIDs by 170,000 while increasing our pricing and expanded our network coverage to 37 countries and over 2,700 cities while improving our gross profit margin.”

2007 ESTIMATES

“We look forward to an outstanding year,” said Scott Turicchi, co-president and chief financial officer. “We are enthusiastic about the reception to date of our new pricing, continued international expansion, further penetration into the corporate channel and the ramp up of our new service offerings. We believe we can pursue these objectives and make investments for the future while maintaining our operating margins.”

For fiscal year 2007, the Company affirms its estimate that revenues will be in the range of $217 million to $229 million and estimates that its earnings per diluted share will be in the range of $1.35 to $1.45. This earnings estimate assumes an effective annual tax rate for 2007 of approximately 30%.

This net earnings per share guidance does not reflect expense from stock-based compensation under FAS 123(R), which the Company anticipates will be between $0.07 and $0.09 per diluted share for 2007.

A summary of this fiscal 2007 financial guidance is set forth in the table below:

Fiscal Year 2007
Revenues	$217 to $229 million
Earnings Per Share (1)	$1.35 to $1.45

(1) Per share guidance is based upon fully diluted shares of 51.2 million as of February 28, 2007.

The Company expects Q1 2007 revenues to approximate $51.1 million to $52.1 million and Q1 2007 earnings per diluted share to approximate $0.32 to $0.33.

A summary of this Q1 2007 financial guidance is set forth in the table below:

Q1 2007
Revenues	$51.1 to $52.1 million
Earnings Per Share (1)	$0.32 to $0.33

(1) Per share guidance is based upon fully diluted shares of 51.2 million as of February 28, 2007.

About j2 Global Communications
Founded in 1995, j2 Global Communications, Inc. provides outsourced, value-added messaging and communications services to individuals and businesses around the world. j2 Global’s network spans greater than 2,700 cities in 37 countries on five continents. The Company offers faxing and voicemail solutions, document management solutions, Web-initiated conference calling, and unified-messaging and communications services. j2 Global markets its services principally under the brand names eFax®, j2®, jConnect®, JFAX™, eFax Corporate®, Onebox®, Electric Mail®, jBlast®, eFax Broadcast™, eVoice®, PaperMaster®, Consensus™, M4 Internet® and Protofax®. As of December 31, 2006, j2 Global had achieved 11 consecutive fiscal years of revenue growth and 5 consecutive fiscal years of positive and growing operating earnings. For more information about j2 Global, please visit www.j2global.com.

Contacts:
Jeff Adelman
j2 Global Communications, Inc.
323-372-3617
press@j2global.com

Kari Garcia
Comm Strategies
949-459-9696, ext. 244
pr@commstrategies.com

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this Press Release are “forward-looking statements” within the meaning of The Private Securities Litigation Act of 1995, particularly those contained in the “2007 Estimates” portion (and specifically Q1 and fiscal year 2007 estimates). These forward-looking statements are based on management’s current expectations or beliefs and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors and uncertainties include, among other items: Subscriber growth and retention; protection of the Company’s proprietary technology or infringement by the Company of intellectual property of others; the risk of adverse changes in the U.S. or international regulatory environments surrounding unified messaging and telecommunications, including but not limited to the imposition of additional taxation or regulatory-related fees; and the numerous other factors set forth in j2 Global’s filings with the Securities and Exchange Commission (“SEC”). For a more detailed description of the risk factors and uncertainties affecting j2 Global, refer to the 2006 Annual Report on Form 10-K filed by j2 Global on March 12, 2007, and the other reports filed by j2 Global from time-to-time with the SEC, each of which is available at www.sec.gov. The financial estimates provided in the “2007 Estimates” portion of this press release (and specifically Q1 and fiscal year 2007 estimates) are based on limited information available to the Company at this time, which is subject to change. Although management’s expectations may change after the date of this press release, the Company undertakes no obligation to revise or update these financial estimates.

j2 GLOBAL COMMUNICATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

	DECEMBER 31,	DECEMBER 31,
	2006	2005
		(As Restated)
ASSETS
Cash and cash equivalents	$95,605	$36,301
Short-term investments	83,498	76,525
Accounts receivable, net	11,989	10,211
Prepaid expenses and other	4,779	3,350
Deferred income taxes	2,643	1,091

Total current assets	198,514	127,478

Long-term investments	12,493	31,673
Property and equipment, net	18,951	17,248
Goodwill	30,954	19,942
Other purchased intangibles, net	21,400	20,299
Deferred income taxes	5,406	4,997
Other assets	442	307

TOTAL ASSETS	$288,160	$221,944

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses	$17,117	$8,782
Income taxes payable	4,511	2,964
Deferred revenue	11,530	7,201
Current portion of long-term debt	149	593

Total current liabilities	33,307	19,540

Long-term debt	—	149
Other	112	—

Total liabilities	33,419	19,689

Stockholders' Equity:
Preferred stock	—	—
Common stock	535	532
Additional paid-in capital	144,935	147,898
Treasury stock	(4,647)	(4,643)
Retained earnings	112,735	59,604
Accumulated other comprehensive income (loss)	1,183	(1,136)

Total stockholders' equity	254,741	202,255

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$288,160	$221,944

j2 GLOBAL COMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	YEAR ENDED DECEMBER 31,
	2006	2005
		(As Restated)
Revenues
Subscriber	$175,171	$139,706
Other	5,908	4,235

Total revenue	181,079	143,941

Cost of revenues (including stock-based compensation of $316 and $43 in 2006 and 2005, respectively)	36,723	29,844

Gross profit	144,356	114,097

Operating expenses:

Sales and marketing (including stock-based compensation of $1,038 and $75 in 2006 and 2005, respectively)	30,792	23,025

Research, development and engineering (including stock-based compensation of $556 and $326 in 2006 and 2005, respectively)	8,773	7,134

General and administrative (including stock-based compensation of $3,782 and $325 in 2006 and 2005, respectively)	38,754	23,464

Total operating expenses	78,319	53,623

Operating earnings	66,037	60,474

Other income (expenses):
Gain on sale of investment	—	9,808
Interest and other income	7,269	3,416
Interest and other expense	(74)	(76)

Total other income and expenses	7,195	13,148

Earnings before income taxes	73,232	73,622

Income tax expense	20,101	23,004

Net earnings	$53,131	$50,618

Basic net earnings per share	$1.08	$1.05

Diluted net earnings per share	$1.04	$0.99

Basic weighted average shares outstanding	49,209,129	48,224,818

Diluted weighted average shares outstanding	51,048,995	51,171,794

j2 GLOBAL COMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

	YEAR ENDED DECEMBER 31,
	2006	2005
		(As Restated)
Cash flows from operating activities:
Net earnings	$53,131	$50,618
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	8,228	7,109
Gain on sale of investment	—	(9,808)
Stock-based compensation	5,692	769
Tax benefit of vested restricted stock	108	—
Tax benefit of stock option exercises	1,478	9,489
Excess tax benefits from stock-based compensation	(1,458)	—
Deferred income taxes	(1,961)	2,133
Other	130	12
Decrease (increase) in:
Accounts receivable	(2,463)	(554)
Prepaid expenses	(1,394)	(512)
Other assets	(118)	(267)
(Decrease) increase in:
Accounts payable and accrued expenses	5,773	1,368
Income taxes payable	1,635	2,640
Deferred revenue	4,112	1,348
Other	112	—

Net cash provided by operating activities	73,005	64,345

Cash flows from investing activities:
Purchases of available-for-sale investments	(144,803)	(107,495)
Sales of available-for-sale investments	121,858	91,025
Purchases of held-to-maturity investments	(36,705)	(41,844)
Maturities of held-to-maturity investments	71,931	25,110
Purchases of property and equipment	(7,199)	(8,928)
Proceeds from the sale of equipment	10	1
Acquisition of business, net of cash received	(7,351)	(10,863)
Purchase of intangible assets	(3,517)	(5,240)
Proceeds from sale of investment	822	9,169

Net cash used in investing activities	(4,954)	(49,065)

Cash flows from financing activities:
Repurchases of common stock	(11,612)	—
Issuance of common stock issued under Employee Stock Purchase Plan	472	508
Exercise of stock options and warrants	928	3,586
Excess tax benefits from stock option exercises	1,458	—
Repayments of long-term debt	(599)	(1,325)

Net cash (used in) provided by financing activities	(9,353)	2,769

Effect of exchange rate changes on cash and cash equivalents	606	(562)

Net Increase in cash and cash equivalents	59,304	17,487

Cash and cash equivalents, beginning of year	36,301	18,814

Cash and cash equivalents, end of year	$95,605	$36,301

j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
YEAR ENDED DECEMBER 31, 2006 AND 2005
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Modified net earnings are GAAP net earnings with the following modifications (i) elimination of stock-based compensation expense for 2006 and 2005; (ii) elimination of charges for payroll tax and employee compensation liabilities in 2006 and 2005 associated with inadvertent measurement date errors in prior stock option grants; (iii) elimination of 2006 general and administrative expense relating to conducting the stock option investigation; (iv) elimination of general and administrative expense principally to enhance internal controls related to the Company's global tax structure and (v) elimination of 2005 gain on sale of investment. Modified net earnings and modified net earnings per share are not meant as a substitute for measures determined under GAAP, but are solely for informational purposes. The following table illustrates and reconciles the GAAP net earnings with the aforementioned exclusions. The Company believes that this non-GAAP financial information are useful measures of operating performance because they exclude certain non-recurring transactions outside the ordinary course of the Company's business.

	YEAR ENDED DECEMBER 31, 2006				YEAR ENDED DECEMBER 31, 2005
	Reported	Non-GAAP Entries		Non-GAAP	Reported	Non-GAAP Entries		Non-GAAP

Revenues
Subscriber	$175,171	$—		$175,171	$139,706	$—		$139,706
Other	5,908	—		5,908	4,235	—		4,235

Total revenue	181,079	—		181,079	143,941	—		143,941

Cost of revenues (1)	36,723	(571	)(1)	36,152	29,844	(113	)(1)	29,731

Gross profit	144,356	571		144,927	114,097	113		114,210

Operating expenses:
Sales and marketing (1)	30,792	(1,236	)(1)	29,556	23,025	(149	)(1)	22,876
Research, development and engineering (1)	8,773	(759	)(1)	8,014	7,134	(265	)(1)	6,869
General and administrative (1, 2, 3)	38,754	(9,136	)(1, 2, 3)	29,618	23,464	(819	)(1)	22,645

Total operating expenses	78,319	(11,131)		67,188	53,623	(1,233)		52,390

Operating earnings	66,037	11,702		77,739	60,474	1,346		61,820

Other income and expenses:
Interest and other income, net (1,4)	7,195	30	(1)	7,225	13,148	(9,808	)(4)	3,340

Total other income and expenses:	7,195	30		7,225	13,148	(9,808)		3,340

Earnings before income taxes	73,232	11,732		84,964	73,622	(8,462)		65,160

Income tax expense (5)	20,101	3,994	(5)	24,095	23,004	(3,409	)(5)	19,595

Net earnings	$53,131	$7,738		$60,869	$50,618	$(5,053)		$45,565

Diluted net earnings per share	$1.04			$1.19	$0.99			$0.89

Diluted weighted average shares outstanding	51,048,995			51,330,932	51,171,794			51,261,185

(1)	Stock-based compensation and related payroll tax and employee compensation expenses
	Cost of revenues	$(571)	$(113)
	Sales and marketing	(1,236)	(149)
	Research, development and engineering	(759)	(265)
	General and administrative	(4,998)	(819)
	Interest and other expense	(30)	—

		$(7,594)	$(1,346)

(2)	Stock option investigation expense
	General and administrative	$(2,878)	$—

(3)	Global tax structure expense
	General and administrative	$(1,260)	$—

(4)	Gain on sale of investment	$—	$(9,808)

(5)	Income tax adjustment, net impact of the items above
	Income tax expense	$3,994	$(3,409)

j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF FREE CASH FLOW
(IN THOUSANDS)

Free Cash Flow amount is not meant as a substitute for GAAP, but is solely for information purposes. The following table illustrates the adjustments and reconciles Free Cash Flow data to that reported in the financial statements.

	YEAR ENDED DECEMBER 31,
	2005	2005

Net cash provided by operating activities	$73,005	$64,345

Deduct:
Purchases of property and equipment	(7,199)	(8,928)

Free Cash Flow (1)	$65,806	$55,417

(1)
Free Cash Flow represents cash flow from operations calculated in accordance with generally accepted accounting principles ("GAAP") after deducting purchases of property and equipment. The Company believes that Free Cash Flow is a useful measure of operating performance because it better reflects the resources generated that could be utilized for strategic opportunities including, among others, to invest in the business, make strategic acquisitions, strengthen the balance sheet and repurchase stock. Free Cash Flow is not determined in accordance with GAAP and should not be considered as an alternative to historical financial results presented in accordance with GAAP.